Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill

Changes in goodwill during the years ended December 31, 2015 and 2014 are summarized as follows (in millions):

	IFS	GFS	Corporate & Other	Total
Balance, December 31, 2013	$6,552.6	$1,686.8	$260.6	$8,500.0
Goodwill acquired during 2014	74.2	329.8	—	404.0
Purchase price and foreign currency adjustments	—	(26.4)	—	(26.4)
Balance, December 31, 2014	6,626.8	1,990.2	260.6	8,877.6
Goodwill acquired during 2015	1,049.2	4,653.4	300.8	6,003.4
Goodwill distributed through sale of non-strategic assets	—	—	(98.1)	(98.1)
Purchase price and foreign currency adjustments	—	(38.2)	—	(38.2)
Balance, December 31, 2015	$7,676.0	$6,605.4	$463.3	$14,744.7

In performing the step zero qualitative analysis for 2015, examining those factors most likely to affect our valuations, we concluded that it remained more likely than not that the fair value of each of our reporting units continued to exceed their carrying amounts. As a result, no reporting units were at risk of impairment as of the September 30, 2015 measurement date (see Note 2 (g)). In conjunction with the organizational modifications in the first quarter of 2016, we reallocated goodwill associated with the reclassified businesses based on relative fair values as of January 1, 2016. We refreshed our step zero qualitative analysis, identifying no indications of impairment for any of our reporting units.

As indicated in Note 6, we recorded a preliminary allocation of the purchase price to SunGard tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values as of November 30, 2015, with the residual recorded to goodwill. Any changes in those provisional amounts recorded during the measurement period may result in adjustments to goodwill.